Exhibit 32.2

CERTIFICATION PURSUANT TO SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002

CERTIFICATION OF CHIEF FINANCIAL OFFICER

The undersigned, the Chief Financial Officer of Systemax Inc., hereby certifies that Systemax Inc.'s Form 10-Q for the period ended March 31, 2013 fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78 o (d)), and that the information contained in such Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Systemax Inc.

Dated:            May 7, 2013

/s/Lawrence P. Reinhold
Lawrence P. Reinhold, Chief Financial Officer